                                                                    EXHIBIT 99.1

The following summarizes pro forma financial information of the Registrant assuming the distribution of 80.18% of the outstanding shares of Westwood Holdings Group, Inc. ("Westwood Group") had been completed as of March 28, 2002.

                        SWS GROUP, INC. AND SUBSIDIARIES
             Pro Forma Consolidated Statement of Financial Condition
                                 March 28, 2002
               (In thousands, except par values and share amounts)
                                   (Unaudited)

                                                                   Registrant           Pro Forma               Pro
                                                                   Historical         Adjustments /(2)/         Forma
                                                                ---------------------------------------------------------
                            Assets

Cash                                                                 $    21,346         $    (1,013)       $     20,333
Assets segregated for regulatory purposes                                439,733                  --             439,733
Marketable equity securities available for sale                            5,220                  --               5,220
Receivable from brokers, dealers and clearing organizations            1,952,408                   3           1,952,411
Receivable from clients, net                                             592,908              (2,794)            590,114
Loans held for sale, net                                                 118,007                  --             118,007
Loans, net                                                               348,826                  --             348,826
Securities owned, at market value                                        116,834             (11,285)            105,549
Other assets                                                             105,832              (2,667)            103,165
                                                                --------------------  ------------------  ---------------
                                                                     $ 3,701,114         $   (17,756)       $  3,683,358
                                                                ====================  ==================  ===============

             Liabilities and Stockholders' Equity

Short-term borrowings                                                $   169,050         $        --        $    169,050
Payable to brokers, dealers and clearing organizations                 1,909,599                  --           1,909,599
Payable to clients                                                       760,842                  --             760,842
Deposits                                                                 291,147                  --             291,147
Securities sold, not yet purchased, at market value                       19,994                  --              19,994
Drafts payable                                                            29,941                  --              29,941
Advances from Federal Home Loan Bank                                     155,400                  --             155,400
Other liabilities                                                         66,219              (2,034)             64,185
Exchangeable subordinated notes                                            7,473                  --               7,473
                                                                --------------------  ------------------  ---------------
                                                                       3,409,665              (2,034)          3,407,631

Minority interest in consolidated subsidiaries                             1,779                (268)              1,511

Stockholders' equity:
   Preferred stock of $1.00 par value.  Authorized 100,000
      shares; none issued                                                     --                  --                  --
   Common stock of $.10 par value.  Authorized 60,000,000;
      shares issued 17,588,027 and outstanding 17,230,566
      shares                                                               1,758                  --               1,758
   Additional paid-in capital                                            257,475             (15,454)            242,021
   Retained earnings                                                      20,559                  --              20,559
   Accumulated other comprehensive income - unrealized
      holding gain, net of tax                                            15,024                  --              15,024
   Deferred compensation, net                                              1,434                  --               1,434
   Treasury stock, at cost                                                (6,580)                 --              (6,580)
                                                                --------------------  ------------------  ---------------
           Total stockholders' equity                                    289,670             (15,454)            274,216
Commitments and contingencies
                                                                --------------------  ------------------  ---------------
                                                                     $ 3,701,114         $   (17,756)       $  3,683,358
                                                                ====================  ==================  ===============

See accompanying notes to unaudited pro forma consolidated financial statements.

The following pro forma consolidated income statements summarize pro forma financial information of the Registrant assuming the distribution of 80.18% of the outstanding shares of Westwood Group had been completed as of July 1, 2000.

                        SWS GROUP, INC. AND SUBSIDIARIES
                Pro Forma Consolidated Statement of Income (Loss)
                    For the three months ended March 28, 2002
               (In thousands, except per share and share amounts)
                                   (Unaudited)

                                                                        Registrant        Pro Forma            Pro
                                                                        Historical     Adjustments /(3)/      Forma
                                                                     ----------------------------------------------------
Net revenues from clearing operations                                     $     8,247       $       --      $      8,247
Commissions                                                                    19,477               --            19,477
Interest                                                                       26,996             (308)           26,688
Investment banking, advisory and administrative fees                           10,352           (5,142)            5,210
Net gains on principal transactions                                             8,968               16             8,984
Other                                                                           3,479              (84)            3,395
                                                                     ----------------------------------------------------
                                                                               77,519           (5,518)           72,001
                                                                     ----------------------------------------------------

Commissions and other employee compensation                                    32,554           (2,228)           30,326
Interest                                                                       12,748               --            12,748
Occupancy, equipment and computer service costs                                12,456             (338)           12,118
Communications                                                                  5,226              (94)            5,132
Floor brokerage and clearing organization charges                               2,225               --             2,225
Advertising and promotional                                                     1,065             (112)              953
Other                                                                           8,850             (606)            8,244
                                                                     ----------------------------------------------------
                                                                               75,124           (3,378)           71,746
                                                                     ----------------------------------------------------
Income before income taxes and minority interest in
  consolidated subsidiaries                                                     2,395           (2,140)              255
Income taxes                                                                      920             (754)              166
                                                                     ----------------------------------------------------
Income before minority interest in consolidated subsidiaries                    1,475           (1,386)               89
Minority interest in consolidated subsidiaries                                   (428)             275              (153)
                                                                     ----------------------------------------------------
Net income (loss)                                                         $     1,047       $   (1,111)     $        (64)
                                                                     ====================================================

Earnings per share /(4)/
Earnings per share - basic & diluted                                      $       .06                       $        .00
                                                                     =================                   ================
Weighted average shares outstanding - basic                                17,225,307                         17,225,307
                                                                     =================                   ================
Weighted average shares outstanding - diluted                              17,312,879                         17,312,879
                                                                     =================                   ================

See accompanying notes to unaudited pro forma consolidated financial statements.

                        SWS GROUP, INC. AND SUBSIDIARIES
                   Pro Forma Consolidated Statement of Income
                    For the three months ended March 30, 2001
               (In thousands, except per share and share amounts)
                                   (Unaudited)

                                                                        Registrant        Pro Forma            Pro
                                                                        Historical     Adjustments /(3)/      Forma
                                                                     ----------------------------------------------------
Net revenues from clearing operations                                    $     11,974       $       --      $     11,974
Commissions                                                                    16,960               --            16,960
Interest                                                                       58,093             (334)           57,759
Investment banking, advisory and administrative fees                            8,722           (4,360)            4,362
Net gains on principal transactions                                            11,829               21            11,850
Other                                                                           3,370             (148)            3,222
                                                                     ----------------------------------------------------
                                                                              110,948           (4,821)          106,127
                                                                     ----------------------------------------------------

Commissions and other employee compensation                                    36,766           (2,105)           34,661
Interest                                                                       39,963               --            39,963
Occupancy, equipment and computer service costs                                 8,973             (359)            8,614
Communications                                                                  4,290             (110)            4,180
Floor brokerage and clearing organization charges                               1,715               --             1,715
Advertising and promotional                                                     4,184             (115)            4,069
Other                                                                           9,277             (160)            9,117
                                                                     ----------------------------------------------------
                                                                              105,168           (2,849)          102,319
                                                                     ----------------------------------------------------
Income before income taxes and minority interest in
  consolidated subsidiaries                                                     5,780           (1,972)            3,808
Income taxes                                                                    1,874             (705)            1,169
                                                                     ----------------------------------------------------
Income before minority interest in consolidated subsidiaries                    3,906           (1,267)            2,639
Minority interest in consolidated subsidiaries                                   (349)              --              (349)
                                                                     ----------------------------------------------------
Net income                                                               $      3,557       $   (1,267)     $      2,290
                                                                     ====================================================
Earnings per share /(4)/
Earnings per share - basic & diluted                                     $        .20                       $        .13
                                                                     =================                   ================
Weighted average shares outstanding - basic                                17,479,065                         17,479,065
                                                                     =================                   ================
Weighted average shares outstanding - diluted                              17,553,818                         17,553,818
                                                                     =================                   ================

See accompanying notes to unaudited pro forma consolidated financial statements.

                        SWS GROUP, INC. AND SUBSIDIARIES
                   Pro Forma Consolidated Statement of Income
                    For the nine months ended March 28, 2002
               (In thousands, except per share and share amounts)
                                   (Unaudited)

                                                                          Registrant        Pro Forma            Pro
                                                                          Historical     Adjustments /(3)/      Forma
                                                                        ---------------------------------------------------
Net revenues from clearing operations                                      $     24,931      $        --      $     24,931
Commissions                                                                      55,597               --            55,597
Interest                                                                         98,530             (983)           97,547
Investment banking, advisory and administrative fees                             30,651          (14,562)           16,089
Net gains on principal transactions                                              34,047               30            34,077
Other                                                                            12,118             (247)           11,871
                                                                        ---------------------------------------------------
                                                                                255,874          (15,762)          240,112
                                                                        ---------------------------------------------------

Commissions and other employee compensation                                     103,473          (10,335)           93,138
Interest                                                                         54,499               --            54,499
Occupancy, equipment and computer service costs                                  35,474             (962)           34,512
Communications                                                                   14,482             (293)           14,189
Floor brokerage and clearing organization charges                                 6,159               --             6,159
Advertising and promotional                                                       6,749             (330)            6,419
Other                                                                            25,150           (1,726)           23,424
                                                                        ---------------------------------------------------
                                                                                245,986          (13,646)          232,340
                                                                        ---------------------------------------------------
Income before income taxes and minority interest in
  consolidated subsidiaries                                                       9,888           (2,116)            7,772
Income taxes                                                                      4,782           (1,962)            2,820
                                                                        ---------------------------------------------------
Income before minority interest in consolidated subsidiaries                      5,106             (154)            4,952
Minority interest in consolidated subsidiaries                                     (352)            (433)             (785)
                                                                        ---------------------------------------------------
Net income                                                                 $      4,754      $      (587)     $      4,167
                                                                        ===================================================
Earnings per share /(4)/
Earnings per share - basic & diluted                                       $        .28                       $        .24
                                                                        ================                   ================
Weighted average shares outstanding - basic                                  17,208,497                         17,208,497
                                                                        ================                   ================
Weighted average shares outstanding - diluted                                17,276,365                         17,276,365
                                                                        ================                   ================

See accompanying notes to unaudited pro forma consolidated financial statements.

                        SWS GROUP, INC. AND SUBSIDIARIES
                   Pro Forma Consolidated Statement of Income
                    For the nine months ended March 30, 2001
               (In thousands, except per share and share amounts)
                                   (Unaudited)

                                                                         Registrant        Pro Forma            Pro
                                                                         Historical     Adjustments /(3)/      Forma
                                                                       ---------------------------------------------------
Net revenues from clearing operations                                      $    39,560        $      --       $    39,560
Commissions                                                                     48,129               --            48,129
Interest                                                                       202,158             (894)          201,264
Investment banking, advisory and administrative fees                            26,467          (12,539)           13,928
Net gains on principal transactions                                             32,264              (48)           32,216
Other                                                                           19,518             (269)           19,249
                                                                       ---------------------------------------------------
                                                                               368,096          (13,750)          354,346
                                                                       ---------------------------------------------------

Commissions and other employee compensation                                    110,721           (5,786)          104,935
Interest                                                                       140,755               --           140,755
Occupancy, equipment and computer service costs                                 25,430             (930)           24,500
Communications                                                                  11,800             (326)           11,474
Floor brokerage and clearing organization charges                                5,006               --             5,006
Advertising and promotional                                                     11,926             (278)           11,648
Other                                                                           34,154             (363)           33,791
                                                                       ---------------------------------------------------
                                                                               339,792           (7,683)          332,109
                                                                       ---------------------------------------------------
Income before income taxes and minority interest in
  consolidated subsidiaries                                                     28,304           (6,067)           22,237
Income taxes                                                                     9,366           (2,156)            7,210
                                                                       ---------------------------------------------------
Income before minority interest in consolidated subsidiaries                    18,938           (3,911)           15,027
Minority interest in consolidated subsidiaries                                  (1,934)              --            (1,934)
                                                                       ---------------------------------------------------
Income before cumulative effect of a change in accounting principle        $    17,004        $  (3,911)      $    13,093
                                                                       ===================================================

Earnings per share - basic /(4)/
Income before cumulative effect of a change in accounting principle        $       .97                        $       .75
                                                                       ================                   ================
Weighted average shares outstanding - basic                                 17,478,261                         17,478,261
                                                                       ================                   ================

Earnings per share - diluted /(4)/
Income before cumulative effect of a change in accounting principle        $       .96                        $       .74
                                                                       ================                   ================
Weighted average shares outstanding - diluted                               17,582,891                         17,582,891
                                                                       ================                   ================

See accompanying notes to unaudited pro forma consolidated financial statements.

                        SWS GROUP, INC. AND SUBSIDIARIES
                   Pro Forma Consolidated Statement of Income
                     For the fiscal year ended June 29, 2001
               (In thousands, except per share and share amounts)
                                   (Unaudited)

                                                                          Registrant        Pro Forma            Pro
                                                                          Historical      Adjustments /(3)/     Forma
                                                                       ---------------------------------------------------
Net revenues from clearing operations                                     $     50,017       $       --       $    50,017
Commissions                                                                     66,370               --            66,370
Interest                                                                       249,427           (1,210)          248,217
Investment banking, advisory and administrative fees                            35,739          (16,988)           18,751
Net gains on principal transactions                                             45,086              (42)           45,044
Other                                                                           24,063             (362)           23,701
                                                                       ---------------------------------------------------
                                                                               470,702          (18,602)          452,100
                                                                       ---------------------------------------------------

Commissions and other employee compensation                                    145,000           (7,652)          137,348
Interest                                                                       171,578               --           171,578
Occupancy, equipment and computer service costs                                 35,088           (1,231)           33,857
Communications                                                                  16,216             (434)           15,782
Floor brokerage and clearing organization charges                                6,507               --             6,507
Advertising and promotional                                                     15,429             (371)           15,058
Other                                                                           44,482             (715)           43,767
                                                                       ---------------------------------------------------
                                                                               434,300          (10,403)          423,897
                                                                       ---------------------------------------------------
Income before income taxes and minority interest in
  consolidated subsidiaries                                                     36,402           (8,199)           28,203
Income taxes                                                                    11,805           (2,909)            8,896
                                                                       ---------------------------------------------------
Income before minority interest in consolidated subsidiaries                    24,597           (5,290)           19,307
Minority interest in consolidated subsidiaries                                  (2,384)              --            (2,384)
                                                                       ---------------------------------------------------
Income before cumulative effect of a change in accounting principle       $     22,213       $   (5,290)      $    16,923
                                                                       ===================================================

Earnings per share - basic /(4)/
Income before cumulative effect of a change in accounting principle       $       1.27                        $      0.97
                                                                       ================                   ================
Weighted average shares outstanding - basic                                 17,408,922                         17,408,922
                                                                       ================                   ================

Earnings per share - diluted /(4)/
Income before cumulative effect of a change in accounting principle       $       1.26                        $      0.97
                                                                       ================                   ================
Weighted average shares outstanding - diluted                               17,500,776                         17,500,776
                                                                       ================                   ================

See accompanying notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Financial Statements

Note 1 - General:
In June 2002, the Board of Directors of SWS Group, Inc. (the "Company" or "SWS") declared a dividend payable to the holders of the Company's common stock, par value $0.10 per share ("SWS common stock"), distributing on a pro-rata basis (the "Distribution") all of the shares of Westwood Holdings Group, Inc. ("Westwood Group") held by the Company, which equaled 80.18% of the issued and outstanding shares of the Westwood Group. The Westwood Group includes asset management subsidiaries Westwood Management Corporation and Westwood Trust. Each holder of SWS common stock received one share of common stock of the Westwood Group, par value $0.001 per share ("Westwood common stock"), for every four shares of SWS common stock held on June 17, 2002 (the "Record Date").

The Company effected the distribution on June 28, 2002 by delivering all of the shares of Westwood common stock held by the Company to the distribution agent for distribution to the holders of SWS common stock as of the Record Date.

No consideration was paid by the Company's stockholders for the shares of Westwood common stock received in the Distribution, nor were stockholders required to surrender or exchange shares of SWS common stock nor take any other action to receive the shares of Westwood common stock.

In connection with the Distribution, the Company has adjusted its financial statements on a pro-forma basis, to reflect the departure of the Westwood Group businesses from the SWS consolidation.

The accompanying unaudited consolidated statement of financial condition and the unaudited consolidated statements of income reflect the pro forma impact of these transactions as if they had occurred as of: 1) March 28, 2002 for statement of financial condition purposes and 2) July 1, 2000 for statement of income purposes.

Note 2 - Consolidated Statement of Financial Condition:
Represents the separation of the Westwood Group from the consolidated accounts of the Registrant as if the transaction had occurred on March 28, 2002. Each of the Westwood Group's respective asset and liability account components is removed from the consolidated accounts as a result of the distribution of the outstanding stock of the Westwood Group to the Company's common stockholders.

Note 3 - Consolidated Statement of Income:
Represents the separation of the Westwood Group from the consolidated accounts of the Registrant as if the transaction occurred as of July 1, 2000. Each of the Westwood Group's respective income statement caption amounts is removed from the consolidated accounts as a result of the distribution of the outstanding stock of the Westwood Group to the Company's common stockholders.

Note 4 - Earnings per Share:
The earnings per share calculations reflect the impact of the separation of the results of operations of the Westwood Group from the Company's consolidated financial statements.